                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 28, 2005
                                                         ------------------

                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

  DELAWARE                            0-21324                 06-1344888
--------------------------------------------------------------------------------
  (State or other jurisdiction      (Commission             (IRS Employer
  of incorporation)                 File Number)            Identification No.)

                 333 LUDLOW STREET, STAMFORD, CONNECTICUT 06902
                 ----------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 203-425-8000
                                                            ------------

             ------------------------------------------------------
         (Former name or former address, if changed since last report.)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 3, 2005,  NYFIX,  Inc. (the  "Company")  announced that it will restate financial  results and expects to seek an  extension  for the filing of its 2004
Annual Report on Form 10-K.  The text of the press release issued by the Company is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 4.02.  Non-Reliance on Previously Issued Financial  Statements or a Related
            Audit Report or Completed Interim Review

On March 3, 2005, NYFIX,  Inc.  announced that it will restate financial results and expects to seek an  extension  for the filing of its 2004  Annual  Report on
Form 10-K.  The text of the press release  issued by the Company is furnished as
Exhibit 99.1 and is incorporated herein by reference.

Following  discussions between the Company's Audit Committee and its independent registered  public  accounting  firm,  Deloitte  &  Touche LLP,  the Company concluded on February 28, 2005, that a restatement of prior financial results is required.  The  Company  is  reviewing  its  accounting  for  stock  options  in connection  with a previously  disclosed  stock option inquiry by the Securities and Exchange  Commission  and has concluded  that it  incorrectly  accounted for certain previously issued stock option grants.

In addition,  the Company has determined that the non-cash  valuation  allowance for deferred tax assets  established  at September  30, 2004 was  overstated  by approximately  $3.0 million,  which had the effect of  overstating  the net loss reported for the three and nine months ended  September 30, 2004 by this amount.
This was primarily a result of the existence of previously  unrecorded  deferred tax liabilities  related to the Company's 2002 and 2004  acquisitions of Javelin
Technologies,  Inc. and EuroLink Network, Inc, respectively. The Company has not yet  determined  the full extent of the stock  option  adjustments  that will be necessary,  but anticipates that any deferred tax asset resulting therefrom will significantly  offset the previously  unrecorded  deferred tax liabilities noted
above.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     EXHIBIT NO.    EXHIBITS
     -----------    --------

     99.1           Press release of NYFIX, Inc. dated March 3, 2005.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                           NYFIX, INC.

                                           By: /s/ Brian Bellardo
                                               ---------------------------------
                                               Brian Bellardo
                                               Secretary
March 3, 2005

                                       3